NEWS RELEASE For more information: Investors: Joe Selner, Chief Financial Officer, 920-491-7120 Media: Cindy Moon-Mogush, Corporate Communications, 920-431-8034
Associated earns $2.23 per share in 2007, 51 cents in fourth quarter
•	Net income of $286 million for 2007

•	Core fee-based income up 9% for 2007

•	Strong fourth quarter loan growth

•	Fourth quarter net interest margin of 3.62%

•	Fourth quarter tangible capital ratio at 6.59%
GREEN BAY, Wis. — January 17, 2008 — Associated Banc-Corp (NASDAQ: ASBC) reported net income of $64.8 million, or $.51 per share, for the fourth quarter of 2007. Earnings for 2007 were $285.8 million, or $2.23 per share.
Fourth quarter results included several notable items. Noninterest revenue included $10 million in net investment and asset sale gains, principally related to the sale of deposits in 14 branch locations, and $2.4 million unfavorable valuation and other expense in net mortgage banking income. Noninterest expense included $2.3 million of severance, $2.3 million reserve for unfavorable litigation losses related to Visa Inc. anti-trust matters (to which Associated and other Visa member banks have direct and potential obligations to share in with Visa), and elevated levels of various other expense items of approximately $3 million. Finally, the provision for loan losses for fourth quarter 2007 was $15.5 million (up $6.8 million over third quarter 2007), approximating net charge offs for the quarter.
Net interest income was $164 million for the fourth quarter, up from $163 million for the third quarter of 2007, and net interest margin was 3.62 percent for both quarters. Net interest income in the fourth quarter benefited from stronger average loan growth and improved spreads.
On average, loans were $15.3 billion for the fourth quarter of 2007, up $118 million or 3 percent annualized over the third quarter of 2007, led by 5 percent annualized growth in commercial loans and 11 percent annualized growth in home equity loans.
Deposits were on average $13.8 billion for the fourth quarter of 2007, down $0.2 billion compared to the third quarter, primarily affected by the timing of the branch deposits sold during the second half of 2007. Associated completed the sale of $224 million of branch deposits in 19 branch locations during the second half of 2007.
Net charge offs to average loans were 40 basis points for the fourth quarter and 27 basis points for the year. Commercial nonperforming loans were elevated during the first half of 2007, but declined to $109 million at year end, similar to $110 million at year-end 2006. Total consumer nonperforming loans of $54 million were up $21 million between year ends, as a result of deteriorating real estate conditions and the impact of the economy on these customers. The ratio of total nonperforming loans to total loans was 1.05 percent and 0.96 percent at year-end 2007 and 2006, respectively. Total nonperforming assets represented 0.88 percent of total assets at year-end 2007, compared to 0.75 percent at year-end 2006.
Core fee-based revenues for 2007 were $253 million, up $20 million or 9 percent higher than 2006, with solid growth in deposit service charges (10 percent), trust service fees (14 percent), card-based and other fees (11 percent), and a 1 percent increase in retail commissions.

Noninterest expense for the fourth quarter versus third quarter of 2007 was up $6.1 million, primarily as a result of previously mentioned items.
“We have invested to establish strong positions in attractive markets and in the management team to improve the growth dynamics of our core businesses,” Associated Chairman and CEO Paul S. Beideman said. “Our margin for the second half of 2007, as well as the growth we are seeing in commercial loans, home equity loans and our core fee based businesses, are reflective of those efforts.”
“We have managed risk conservatively to minimize exposure to those business segments that are causing significant turbulence in financial markets. While our charge offs are elevated in the fourth quarter of 2007, we continue to aggressively manage our distressed credits to mitigate risks in this challenging environment,” Beideman added. “While our asset quality will be driven by the economic conditions of our markets and resulting impacts on our customers, at year-end 2007 our commercial nonperforming loans were flat to last year end, we are adequately reserved and our capital ratios are strong.”
During the fourth quarter, Associated paid a dividend of 31 cents per share, bringing the 2007 dividend per share to $1.22, up 7 percent from 2006.
Associated will host a conference call for investors and analysts at 3 p.m. CT today. The toll-free dial-in number for the live call is 800-762-8795. The number for international callers is 480-629-9031. Participants should ask the operator for the Associated Banc-Corp fourth quarter 2007 earnings call, or for call ID number 3828541. A replay of the call will be available starting at 6 p.m. CT on Jan. 17 through Feb. 7, 2008, by calling 800-406-7325 (toll-free) domestically or 303-590-3030 internationally. The call ID number, 3828541, is required to access the replay.
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $22 billion. Associated has approximately 300 banking offices serving 180 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.
Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	December 31,	December 31,	Dec07 vs Dec06
(in thousands)	2007	2006	% Change

Assets
Cash and due from banks	$553,031	$458,344	20.7%
Interest-bearing deposits in other financial institutions	11,671	10,505	11.1%
Federal funds sold and securities purchased under agreements to resell	22,447	13,187	70.2%
Investment securities available for sale, at fair value	3,543,019	3,436,621	3.1%
Loans held for sale	94,441	370,758	(74.5%)
Loans	15,516,252	14,881,526	4.3%
Allowance for loan losses	(200,570)	(203,481)	(1.4%)

Loans, net	15,315,682	14,678,045	4.3%
Premises and equipment, net	197,446	196,007	0.7%
Goodwill	929,168	871,629	6.6%
Other intangible assets, net	92,220	109,234	(15.6%)
Other assets	832,958	717,054	16.2%

Total assets	$21,592,083	$20,861,384	3.5%

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,661,078	$2,756,222	(3.5%)
Interest-bearing deposits, excluding Brokered CDs	10,903,198	10,922,274	(0.2%)
Brokered CDs	409,637	637,575	(35.8%)

Total deposits	13,973,913	14,316,071	(2.4%)
Short-term borrowings	3,226,787	2,042,685	58.0%
Long-term funding	1,864,771	2,071,142	(10.0%)
Accrued expenses and other liabilities	196,907	185,993	5.9%

Total liabilities	19,262,378	18,615,891	3.5%
Stockholders’ Equity
Preferred stock	—	—
Common stock	1,278	1,304	(2.0%)
Surplus	1,040,694	1,120,934	(7.2%)
Retained earnings	1,305,136	1,189,658	9.7%
Accumulated other comprehensive loss	(2,498)	(16,453)	(84.8%)
Treasury stock, at cost	(14,905)	(49,950)	(70.2%)

Total stockholders’ equity	2,329,705	2,245,493	3.8%

Total liabilities and stockholders’ equity	$21,592,083	$20,861,384	3.5%

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended			For The Year Ended
	December 31,		Quarter	December 31,		Year-to-date
(in thousands, except per share amounts)	2007	2006	% Change	2007	2006	% Change

Interest Income
Interest and fees on loans	$277,647	$282,918	(1.9%)	$1,111,919	$1,106,903	0.5%
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	30,712	29,962	2.5%	122,961	131,952	(6.8%)
Tax-exempt	10,394	9,794	6.1%	39,897	39,434	1.2%
Interest on federal funds sold and securities purchased under agreements to resell	214	292	(26.7%)	935	1,090	(14.2%)

Total interest income	318,967	322,966	(1.2%)	1,275,712	1,279,379	(0.3%)
Interest Expense
Interest on deposits	98,678	98,757	(0.1%)	403,353	363,953	10.8%
Interest on short-term borrowings	32,470	31,971	1.6%	134,624	129,791	3.7%
Interest on long-term funding	23,600	26,174	(9.8%)	93,922	116,086	(19.1%)

Total interest expense	154,748	156,902	(1.4%)	631,899	609,830	3.6%

Net Interest Income	164,219	166,064	(1.1%)	643,813	669,549	(3.8%)
Provision for loan losses	15,501	7,068	119.3%	34,509	19,056	81.1%

Net interest income after provision for loan losses	148,718	158,996	(6.5%)	609,304	650,493	(6.3%)
Noninterest Income
Trust service fees	10,723	9,941	7.9%	42,629	37,484	13.7%
Service charges on deposit accounts	25,866	24,214	6.8%	101,042	91,593	10.3%
Card-based and other nondeposit fees	12,088	11,267	7.3%	47,558	42,661	11.5%
Retail commissions	14,917	15,053	(0.9%)	61,645	61,256	0.6%
Mortgage banking, net	498	1,735	(71.3%)	22,750	14,801	53.7%
Bank owned life insurance income	4,240	5,102	(16.9%)	17,419	16,155	7.8%
Asset sale gains, net	11,062	91	N/M	15,607	304	N/M
Investment securities gains (losses), net	(815)	(436)	86.9%	8,174	4,722	73.1%
Other	7,094	7,568	(6.3%)	27,957	26,525	5.4%

Total noninterest income	85,673	74,535	14.9%	344,781	295,501	16.7%
Noninterest Expense
Personnel expense	76,487	68,315	12.0%	303,428	283,431	7.1%
Occupancy	11,784	10,971	7.4%	46,659	43,825	6.5%
Equipment	4,820	4,300	12.1%	17,908	17,466	2.5%
Data processing	8,189	8,033	1.9%	31,690	31,451	0.8%
Business development and advertising	5,482	4,365	25.6%	19,785	16,857	17.4%
Other intangible amortization	1,758	1,999	(12.1%)	7,116	8,903	(20.1%)
Other	31,582	26,415	19.6%	108,305	94,282	14.9%

Total noninterest expense	140,102	124,398	12.6%	534,891	496,215	7.8%

Income before income taxes	94,289	109,133	(13.6%)	419,194	449,779	(6.8%)
Income tax expense	29,498	34,632	(14.8%)	133,442	133,134	0.2%

Net Income	$64,791	$74,501	(13.0%)	$285,752	$316,645	(9.8%)

Earnings Per Share:
Basic	$0.51	$0.58	(12.1%)	$2.24	$2.40	(6.7%)
Diluted	$0.51	$0.57	(10.5%)	$2.23	$2.38	(6.3%)
Average Shares Outstanding:
Basic	127,095	129,202	(1.6%)	127,408	132,006	(3.5%)
Diluted	127,835	130,366	(1.9%)	128,428	133,132	(3.5%)
N/M — Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	4Q07	3Q07	2Q07	1Q07	4Q06

Interest Income
Interest and fees on loans	$277,647	$283,330	$276,981	$273,961	$282,918
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	30,712	31,140	30,583	30,526	29,962
Tax-exempt	10,394	9,924	9,785	9,794	9,794
Interest on federal funds sold and securities purchased under agreements to resell	214	214	324	183	292

Total interest income	318,967	324,608	317,673	314,464	322,966
Interest Expense
Interest on deposits	98,678	104,596	101,780	98,299	98,757
Interest on short-term borrowings	32,470	31,548	35,423	35,183	31,971
Interest on long-term funding	23,600	25,391	22,995	21,936	26,174

Total interest expense	154,748	161,535	160,198	155,418	156,902

Net Interest Income	164,219	163,073	157,475	159,046	166,064
Provision for loan losses	15,501	8,733	5,193	5,082	7,068

Net interest income after provision for loan losses	148,718	154,340	152,282	153,964	158,996
Noninterest Income
Trust service fees	10,723	10,886	10,711	10,309	9,941
Service charges on deposit accounts	25,866	26,609	25,545	23,022	24,214
Card-based and other nondeposit fees	12,088	12,436	11,711	11,323	11,267
Retail commissions	14,917	15,476	15,773	15,479	15,053
Mortgage banking, net	498	3,006	9,696	9,550	1,735
Bank owned life insurance income	4,240	4,650	4,365	4,164	5,102
Asset sale gains, net	11,062	2,220	442	1,883	91
Investment securities gains (losses), net	(815)	1,879	6,075	1,035	(436)
Other	7,094	7,758	7,170	5,935	7,568

Total noninterest income	85,673	84,920	91,488	82,700	74,535
Noninterest Expense
Personnel expense	76,487	76,617	76,277	74,047	68,315
Occupancy	11,784	11,967	11,321	11,587	10,971
Equipment	4,820	4,440	4,254	4,394	4,300
Data processing	8,189	7,991	7,832	7,678	8,033
Business development and advertising	5,482	4,830	5,068	4,405	4,365
Other intangible amortization	1,758	1,979	1,718	1,661	1,999
Other	31,582	26,185	26,174	24,364	26,415

Total noninterest expense	140,102	134,009	132,644	128,136	124,398

Income before income taxes	94,289	105,251	111,126	108,528	109,133
Income tax expense	29,498	33,510	35,301	35,133	34,632

Net Income	$64,791	$71,741	$75,825	$73,395	$74,501

Earnings Per Share:
Basic	$0.51	$0.57	$0.59	$0.57	$0.58
Diluted	$0.51	$0.56	$0.59	$0.57	$0.57
Average Shares Outstanding:
Basic	127,095	126,958	127,606	127,988	129,202
Diluted	127,835	127,847	128,750	129,299	130,366

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2007	YTD 2006	4th Qtr 2007	3rd Qtr 2007	2nd Qtr 2007	1st Qtr 2007	4th Qtr 2006

Summary of Operations
Net interest income	$643,813	$669,549	$164,219	$163,073	$157,475	$159,046	$166,064
Provision for loan losses	34,509	19,056	15,501	8,733	5,193	5,082	7,068
Asset sale gains, net	15,607	304	11,062	2,220	442	1,883	91
Investment securities gains (losses), net	8,174	4,722	(815)	1,879	6,075	1,035	(436)
Noninterest income (excluding securities & asset gains)	321,000	290,475	75,426	80,821	84,971	79,782	74,880
Noninterest expense	534,891	496,215	140,102	134,009	132,644	128,136	124,398
Income before income taxes	419,194	449,779	94,289	105,251	111,126	108,528	109,133
Income taxes	133,442	133,134	29,498	33,510	35,301	35,133	34,632
Net income	285,752	316,645	64,791	71,741	75,825	73,395	74,501
Taxable equivalent adjustment	27,259	26,233	7,119	6,856	6,724	6,560	6,568

Per Common Share Data (1)
Net income:
Basic	$2.24	$2.40	$0.51	$0.57	$0.59	$0.57	$0.58
Diluted	2.23	2.38	0.51	0.56	0.59	0.57	0.57
Dividends	1.22	1.14	0.31	0.31	0.31	0.29	0.29
Market Value:
High	$35.43	$35.13	$30.49	$33.05	$33.49	$35.43	$35.13
Low	25.23	30.27	25.23	26.86	32.14	33.16	32.13
Close	27.09	34.88	27.09	29.63	32.70	33.60	34.88
Book value	18.32	17.44	18.32	18.04	17.56	17.54	17.44

Performance Ratios (annualized)
Earning assets yield	6.99%	6.79%	6.88%	7.05%	6.99%	7.03%	6.95%
Interest-bearing liabilities rate	3.98	3.71	3.82	4.02	4.06	4.02	3.93
Net interest margin	3.60	3.62	3.62	3.62	3.53	3.62	3.64
Return on average assets	1.38	1.50	1.23	1.38	1.48	1.46	1.43
Return on average equity	12.68	13.89	11.23	12.69	13.49	13.35	13.19
Return on tangible average equity (2)	21.91	23.31	19.50	22.42	23.14	22.63	22.31
Efficiency ratio (3)	53.92	50.31	56.78	53.44	53.23	52.22	50.26
Effective tax rate	31.83	29.60	31.28	31.84	31.77	32.37	31.73
Dividend payout ratio (4)	54.46	47.50	60.78	54.39	52.54	50.88	50.00

Average Balances
Assets	$20,638,005	$21,162,099	$20,935,023	$20,678,498	$20,558,803	$20,373,075	$20,635,203
Earning assets	18,644,770	19,229,849	18,849,079	18,685,978	18,605,024	18,433,986	18,713,784
Interest-bearing liabilities	15,886,710	16,434,947	16,090,488	15,941,683	15,834,843	15,674,645	15,765,774
Loans	15,132,634	15,370,090	15,301,761	15,183,444	15,082,850	14,958,148	15,233,207
Deposits	13,741,803	13,623,703	13,760,991	13,940,970	13,702,872	13,557,958	13,748,444
Wholesale funding	4,520,916	5,161,192	4,750,471	4,386,354	4,482,437	4,462,713	4,547,042
Stockholders’ equity	2,253,878	2,279,376	2,289,522	2,242,665	2,253,872	2,228,909	2,240,143
Stockholders’ equity / assets	10.92%	10.77%	10.94%	10.85%	10.96%	10.94%	10.86%

At Period End
Assets			$21,592,083	$20,940,007	$20,849,140	$20,507,413	$20,861,384
Loans			15,516,252	15,174,758	15,154,232	14,856,003	14,881,526
Allowance for loan losses			200,570	200,560	206,493	203,495	203,481
Goodwill			929,168	929,168	929,168	871,629	871,629
Mortgage servicing rights, net			51,187	53,636	55,829	48,342	66,620
Other intangible assets			41,033	42,791	44,770	40,953	42,614
Deposits			13,973,913	14,158,369	14,077,618	13,980,967	14,316,071
Wholesale funding			5,091,558	4,283,396	4,348,565	4,075,919	4,113,827
Stockholders’ equity			2,329,705	2,291,182	2,228,911	2,236,134	2,245,493
Stockholders’ equity / assets			10.79%	10.94%	10.69%	10.90%	10.76%
Tangible equity / tangible assets (5)			6.59%	6.61%	6.31%	6.75%	6.67%
Shares outstanding, end of period			127,160	127,035	126,910	127,497	128,747
Shares repurchased during period, including settlements			—	11	2,000	1,909	1,957
Average per share cost of shares repurchased during period			$—	$—	$32.81	$35.74	$33.11
YTD shares repurchased during period, including settlements			3,920	3,920	3,909	1,909	8,018
YTD average per share cost of shares repurchased during period			$34.15	$34.15	$34.24	$35.74	$32.83

Selected trend information
Average full time equivalent employees			5,095	5,200	5,069	5,089	5,084
Trust assets under management, at market value			$6,100,000	$6,200,000	$6,100,000	$5,900,000	$5,800,000
Mortgage loans originated for sale during period			333,331	353,233	455,928	338,802	374,427
Mortgage portfolio serviced for others			6,403,000	6,297,000	6,571,000	6,087,000	8,330,000
Mortgage servicing rights, net / Portfolio serviced for others			0.80%	0.85%	0.85%	0.79%	0.80%

(1)	Per share data adjusted retroactively for stock splits and stock dividends.

(2)	Return on tangible average equity = Net income divided by average equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(3)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gain, net, and asset sales gains, net.

(4)	Ratio is based upon basic earnings per share.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Year ended
	December 31,			December 31,
(in thousands)	2007	2006	% Change	2007	2006	% Change
Allowance for Loan Losses
Beginning balance	$200,560	$203,442	(1.4%)	$203,481	$203,404	0.0%
Balance related to acquisition	—	—	0.0%	2,991	—	N/M
Provision for loan losses	15,501	7,068	119.3%	34,509	19,056	81.1%
Charge offs	(17,156)	(10,574)	62.2%	(47,249)	(30,507)	54.9%
Recoveries	1,665	3,545	(53.0%)	6,838	11,528	(40.7%)

Net charge offs	(15,491)	(7,029)	120.4%	(40,411)	(18,979)	112.9%

Ending Balance	$200,570	$203,481	(1.4%)	$200,570	$203,481	(1.4%)

			Dec07vsSept07				Dec07vsDec06
Credit Quality	Dec 31,2007	Sept 30, 2007	% Change	Jun 30, 2007	Mar 31, 2007	Dec 31, 2006	% Change
Nonaccrual loans	$152,528	$142,509	7.0%	$171,303	$146,864	$136,734	11.6%
Loans 90 or more days past due and still accruing	10,118	8,163	23.9%	8,446	6,131	5,725	76.7%
Restructured loans	—	—	0.0%	—	25	26	(100.0%)

Total nonperforming loans	162,646	150,672	7.9%	179,749	153,020	142,485	14.1%
Other real estate owned (OREO)	26,489	20,866	26.9%	19,237	16,439	14,417	83.7%

Total nonperforming assets	$189,135	$171,538	10.3%	$198,986	$169,459	$156,902	20.5%

Provision for loan losses	15,501	8,733	77.5%	5,193	5,082	7,068	119.3%
Net charge offs	15,491	14,666	5.6%	5,186	5,068	7,029	120.4%

Allowance for loan losses / loans	1.29%	1.32%		1.36%	1.37%	1.37%
Allowance for loan losses /
nonperforming loans	123.32	133.11		114.88	132.99	142.81
Nonperforming loans / total loans	1.05	0.99		1.19	1.03	0.96
Nonperforming assets / total loans plus OREO	1.22	1.13		1.31	1.14	1.05
Nonperforming assets / total assets	0.88	0.82		0.95	0.83	0.75
Net charge offs / average loans (annualized)	0.40	0.38		0.14	0.14	0.18
Year-to-date net charge offs / average loans	0.27	0.22		0.14	0.14	0.12

			Dec07vsSept07				Dec07vsDec06
Period End Loan Composition	Dec 31, 2007	Sept 30, 2007	% Change	Jun 30, 2007	Mar 31, 2007	Dec 31, 2006	% Change
Commercial, financial & agricultural	$4,281,091	$3,935,976	8.8%	$3,958,911	$3,788,800	$3,677,573	16.4%
Commercial real estate	3,635,365	3,656,937	(0.6%)	3,703,464	3,723,289	3,789,480	(4.1%)
Real estate — construction	2,260,766	2,215,264	2.1%	2,137,276	2,084,883	2,047,124	10.4%
Lease financing	108,794	95,644	13.7%	88,967	89,524	81,814	33.0%

Commercial	10,286,016	9,903,821	3.9%	9,888,618	9,686,496	9,595,991	7.2%
Home equity (a)	2,269,122	2,230,640	1.7%	2,144,357	2,042,284	2,164,758	4.8%
Installment	841,136	866,185	(2.9%)	865,474	869,719	915,747	(8.1%)

Retail	3,110,258	3,096,825	0.4%	3,009,831	2,912,003	3,080,505	1.0%
Residential mortgage	2,119,978	2,174,112	(2.5%)	2,255,783	2,257,504	2,205,030	(3.9%)

Total loans	$15,516,252	$15,174,758	2.3%	$15,154,232	$14,856,003	$14,881,526	4.3%

(a)	Home equity includes home equity lines and residential mortgage junior liens.

			Dec07vsSept07				Dec07vsDec06
Period End Deposit Composition	Dec 31, 2007	Sept 30, 2007	% Change	Jun 30, 2007	Mar 31, 2007	Dec 31, 2006	% Change
Demand	$2,661,078	$2,407,026	10.6%	$2,466,130	$2,425,248	$2,756,222	(3.5%)
Savings	853,618	919,891	(7.2%)	966,673	903,738	890,380	(4.1%)
Interest-bearing demand	1,947,551	1,881,235	3.5%	1,900,227	1,805,658	1,875,879	3.8%
Money market	3,923,063	3,770,487	4.0%	3,564,539	3,880,744	3,822,928	2.6%
Brokered CDs	409,637	800,422	(48.8%)	751,900	650,084	637,575	(35.8%)
Other time deposits	4,178,966	4,379,308	(4.6%)	4,428,149	4,315,495	4,333,087	(3.6%)

Total deposits	$13,973,913	$14,158,369	(1.3%)	$14,077,618	$13,980,967	$14,316,071	(2.4%)

Customer Repo Sweeps (b)	$844,414	$874,737	(3.5%)	$900,964	$945,019	$875,099	(3.5%)

(b)	Included within short-term borrowings.
N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Year ended December 31, 2007			Year ended December 31, 2006
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial	$9,807,964	$730,712	7.45%	$9,527,264	$707,405	7.43%
Residential mortgage	2,292,606	141,127	6.16	2,760,454	160,758	5.82
Retail	3,032,064	243,401	8.03	3,082,372	241,313	7.83

Total loans	15,132,634	1,115,240	7.37	15,370,090	1,109,476	7.22
Investments and other	3,512,136	187,731	5.35	3,859,759	196,136	5.08

Total earning assets	18,644,770	1,302,971	6.99	19,229,849	1,305,612	6.79
Other assets, net	1,993,235			1,932,250

Total assets	$20,638,005			$21,162,099

Interest-bearing liabilities:
Savings deposits	$913,143	$4,494	0.49%	$1,012,966	$3,824	0.38%
Interest-bearing demand deposits	1,844,274	35,585	1.93	1,997,355	34,895	1.75
Money market deposits	3,752,199	138,924	3.70	3,324,362	119,506	3.59
Time deposits, excluding Brokered CDs	4,340,473	197,262	4.54	4,388,147	177,860	4.05

Total interest-bearing deposits, excluding Brokered CDs	10,850,089	376,265	3.47	10,722,830	336,085	3.13
Brokered CDs	515,705	27,088	5.25	550,925	27,868	5.06

Total interest-bearing deposits	11,365,794	403,353	3.55	11,273,755	363,953	3.23
Wholesale funding	4,520,916	228,546	5.06	5,161,192	245,877	4.76

Total interest-bearing liabilities	15,886,710	631,899	3.98	16,434,947	609,830	3.71
Noninterest-bearing demand deposits	2,376,009			2,349,948
Other liabilities	121,408			97,828
Stockholders’ equity	2,253,878			2,279,376

Total liabilities and stockholders’ equity	$20,638,005			$21,162,099

Net interest income and rate spread (1)		$671,072	3.01%		$695,782	3.08%

Net interest margin (1)			3.60%			3.62%
Taxable equivalent adjustment		$27,259			$26,233

	Three months ended December 31, 2007			Three months ended December 31, 2006
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial	$9,983,063	$182,789	7.27%	$9,505,699	$182,086	7.50%
Residential mortgage	2,206,003	34,283	6.19	2,628,382	38,753	5.87
Retail	3,112,695	61,459	7.86	3,099,126	62,771	8.06

Total loans	15,301,761	278,531	7.23	15,233,207	283,610	7.33
Investments and other	3,547,318	47,555	5.36	3,480,577	45,924	5.27

Total earning assets	18,849,079	326,086	6.88	18,713,784	329,534	6.95
Other assets, net	2,085,944			1,921,419

Total assets	$20,935,023			$20,635,203

Interest-bearing liabilities:
Savings deposits	$898,780	$1,259	0.56%	$940,041	$903	0.38%
Interest-bearing demand deposits	1,816,676	8,353	1.82	1,729,355	7,945	1.82
Money market deposits	3,772,661	32,746	3.44	3,727,175	35,420	3.77
Time deposits, excluding Brokered CDs	4,317,752	49,506	4.55	4,356,474	48,243	4.39

Total interest-bearing deposits, excluding Brokered CDs	10,805,869	91,864	3.37	10,753,045	92,511	3.41
Brokered CDs	534,148	6,814	5.06	465,687	6,246	5.32

Total interest-bearing deposits	11,340,017	98,678	3.45	11,218,732	98,757	3.49
Wholesale funding	4,750,471	56,070	4.69	4,547,042	58,145	5.02

Total interest-bearing liabilities	16,090,488	154,748	3.82	15,765,774	156,902	3.93
Noninterest-bearing demand deposits	2,420,974			2,529,712
Other liabilities	134,039			99,574
Stockholders’ equity	2,289,522			2,240,143

Total liabilities and stockholders’ equity	$20,935,023			$20,635,203

Net interest income and rate spread (1)		$171,338	3.06%		$172,632	3.02%

Net interest margin (1)			3.62%			3.64%
Taxable equivalent adjustment		$7,119			$6,568

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.